Exhibit 10.1

AMENDMENT NO. 2 dated as of November 27, 2012 (this “Amendment”), to the CREDIT AGREEMENT dated as of July 25, 2007, as amended and restated as of November 5, 2010, and February 2, 2012, and as amended as of August 3, 2012 (as heretofore amended, supplemented, amended and restated or otherwise modified, the “Credit Agreement”), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Borrower”), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“Parent”), the lenders party thereto (the “Lenders”) and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.

PRELIMINARY STATEMENT

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B. The Borrower, Parent and the Required Lenders desire that certain provisions of the Credit Agreement be amended as provided herein.

C. Parent, the Borrower and the Subsidiary Guarantors are party to one or more of the Security Documents, pursuant to which, among other things, Parent and the Subsidiary Guarantors Guaranteed the Obligations of the Borrower under the Credit Agreement and provided security therefor.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including the preliminary statement hereto) shall have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined term in the appropriate alphabetical order therein:

“Amendment No. 2 Effective Date” shall mean November 27, 2012.

(b) The definition of the term “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Applicable Percentage” shall mean, for any day (a) with respect to any Eurodollar Non-Extended Term Loan, ABR Non-Extended Term Loan, Eurodollar Extended Term Loan or ABR Extended Term Loan, the applicable percentage set forth below under the caption “Eurodollar Spread—Non-Extended Term Loans”, “ABR Spread—Non-Extended Term Loans”, “Eurodollar Spread—Extended Term Loans” or “ABR Spread—Extended Term Loans”, as the case may be, in each case based upon the Secured Leverage Ratio as of the relevant date of determination, and (b) (i) with respect to any Eurodollar Incremental Term Loan incurred on the First Incremental Term Loan Assumption Agreement Date, ABR Incremental Term Loan incurred on the First Incremental Term Loan Assumption Agreement Date, Eurodollar Revolving Loan or ABR Revolving Loan, the applicable percentage set forth below under the caption “Eurodollar Spread—Incremental Term Loans”, “ABR Spread—Incremental Term Loans”, “Eurodollar Spread—Revolving Loans” or “ABR Spread—Revolving Loans”, as the case may be, and (ii) with respect to the Revolving Credit Commitment Fee, the applicable rate set forth below under the caption “Revolving Credit Commitment Fee Rate”, in each case based upon the Leverage Ratio as of the relevant date of determination:

Secured Leverage Ratio	Eurodollar Spread— Non- Extended Term Loans	ABR Spread— Non- Extended Term Loans	Eurodollar Spread— Extended Term Loans	ABR Spread— Extended Term Loans
Category 1 > 3.50 to 1.00	2.50%	1.50%	3.75%	2.75%
Category 2 ≤ 3.50 to 1.00	2.25%	1.25%	3.50%	2.50%

Leverage Ratio	Eurodollar Spread— Incremental Term Loans	ABR Spread— Incremental Term Loans	Eurodollar Spread— Revolving Loans	ABR Spread— Revolving Loans	Revolving Credit Commitment Fee Rate
Category 1 ≥ 5.50 to 1.00	3.00%	2.00%	3.00%	2.00%	0.50%
Category 2 ≥ 5.00 to 1.00 and < 5.50 to 1.00	2.75%	1.75%	2.75%	1.75%	0.50%
Category 3 ≥ 4.50 to 1.00 and < 5.00 to 1.00	2.50%	1.50%	2.50%	1.50%	0.50%
Category 4 ≥ 4.00 to 1.00 and < 4.50 to 1.00	2.25%	1.25%	2.25%	1.25%	0.375%
Category 5 < 4.00 to 1.00	2.00%	1.00%	2.00%	1.00%	0.375%

Each change in the Applicable Percentage resulting from a change in the Secured Leverage Ratio or the Leverage Ratio, as the case may be, shall be effective with respect to all Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, (a) the Secured Leverage Ratio shall be deemed to be in Category 2 for purposes of determining the Applicable Percentage until the end of the first full fiscal quarter following the Amendment No. 2 Effective Date (at which time, subject to the immediately succeeding sentence, the Secured Leverage Ratio shall be determined on the basis of the financial statements and certificates most recently delivered pursuant to Section 5.04(a) or (b) and Section 5.04(c), respectively, prior to such date, and the Applicable Percentage resulting from such Secured Leverage Ratio shall be effective until any such change is required pursuant to the immediately preceding sentence) and (b) the Leverage Ratio shall be deemed to be in Category 3 for purposes of determining the Applicable Percentage until the end of the first full fiscal quarter following the First Incremental Term Loan Assumption Agreement Date (at which time, subject to the immediately succeeding sentence, the Leverage Ratio shall be determined on the basis of the financial statements and certificates most recently delivered pursuant to Section 5.04(a) or (b) and Section 5.04(c), respectively, prior to such date, and the Applicable Percentage resulting from such Leverage Ratio shall be effective until any such change is required pursuant to the immediately preceding sentence). In addition, (a) at any time during which the Borrower has failed to deliver the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively (until the time of the delivery thereof), the Secured Leverage Ratio and the Leverage Ratio shall each be deemed to be in Category 1 for purposes of determining the Applicable Percentage, or (b) at any time after the occurrence and during the continuance of an Event of Default, the Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage.”

(c) The definition of the term “Secured Leverage Ratio Condition” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “3.5” therein with “3.75”.

(d) The definition of the term “Spinout Transaction” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “3.50” in subclause (x) of clause (ii) of the proviso thereto with “3.75”.

(e) Section 1.03(b) (Pro Forma Calculations) of the Credit Agreement is hereby amended by:

(i) inserting the words “and synergies” immediately after the words “cost savings” in each place they appear therein; and

(ii) inserting the words “; provided, further, that the aggregate amount added to or included in Consolidated EBITDA above in respect of synergies for any period of four consecutive fiscal quarters shall not exceed an amount equal to 5% of Consolidated EBITDA.” at the end of the first sentence of such section.

(f) Section 2.12 (Optional Prepayment) of the Credit Agreement is hereby amended by:

(i) adding at the end of the second sentence of Section 2.12(c) the words ”, except as expressly provided in Section 2.12(e)”; and

(ii) inserting the following in its entirety as a new Section 2.12(e):

“(e) If, prior to the first anniversary of the Amendment No. 2 Effective Date, (i) all or any portion of the Extended Term Loans are prepaid out of the proceeds of a substantially concurrent issuance or incurrence of secured term loans and the effective yield (as determined by the Administrative Agent in a manner consistent with generally accepted financial practice and, in any event, excluding the effect of any arrangement, structuring, syndication, commitment or other fees in connection therewith that are not shared with all providers of such financing, and without taking into account any fluctuations in the Adjusted LIBO Rate) of such secured term loan financing is less than the yield (as determined by the Administrative Agent on the same basis) of the Extended Term Loans or (ii) an Extended Term Loan Lender must assign its Extended Term Loans pursuant to Section 2.21 as a result of its failure to consent to an amendment that would reduce (as determined by the Administrative Agent) any of the interest rate margins (or other pricing-related terms) then in effect with respect to such Extended Term Loans, then in each case the aggregate principal amount so prepaid or assigned will be subject to a fee payable by the Borrower, in each case equal to 1.0% of the principal amount thereof; provided that this Section 2.12(e) shall not apply to any prepayment of the Extended Term Loans upon the occurrence of a Change in Control.”

(g) Section 5.04(c) (Financial Statements, Reports, etc.) of the Credit Agreement is hereby amended as follows:

(i) by replacing the word “and” immediately prior to the designator “(iii)” in such section with “,”; and

(ii) by inserting the following immediately following the words “in excess of $10,000,000” in such section:

“and (iv) setting forth computations in reasonable detail satisfactory to the Administrative Agent of the Secured Leverage Ratio”.

(h) Section 6.04(h) (Investments) of the Credit Agreement is hereby amended by replacing the words “the Leverage Ratio Condition would be satisfied” in clause (iii)(B)(1) of the proviso to such section with the words “the Borrower would be in compliance with the covenant set forth in Section 6.13 on the last day of the most recently ended fiscal quarter for which financial statements have been or were required to be delivered, after giving pro forma effect to such transaction and to any other event occurring after such period as to which pro forma recalculation is appropriate (including any other transaction described in this Section 6.04(h) occurring after such period) as if such transaction had occurred as of the first day of such period”.

(i) Section 6.06(a) (Restricted Payments; Restrictive Agreements) of the Credit Agreement is hereby amended as follows:

(i) by amending and restating clause (v) of such section in its entirety to read as follows:

“(v) in addition to Restricted Payments permitted by clauses (i) through (iv) above, so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, the Borrower may make other Restricted Payments, and Parent may make Restricted Payments, in an aggregate amount from and after the Amendment No. 2 Effective Date not to exceed $150,000,000 less the amount of payments made from and after the Amendment No. 2 Effective Date pursuant to Section 6.09(b)(i);”;

(ii) by amending clause (vii) of such section to (x) replace “3.0 to 1.0” with “3.5 to 1.0” and (y) delete the word “and” at the end of such clause;

(iii) by amending clause (viii) of such section to replace the period at the end of such section with “; and”; and

(iv) by inserting the following as a new clause (ix) in such section:

“(ix) so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, the Borrower may make other Restricted Payments, and Parent may make Restricted Payments, in an aggregate amount not to exceed $25,000,000 in any fiscal year, beginning with the fiscal year ending December 31, 2013.”.

(j) Section 6.09 (Other Indebtedness) of the Credit Agreement is hereby amended by replacing clause (i) of the proviso to Section 6.09(b) in its entirety with “(i) from and after the Amendment No. 2 Effective Date, Senior Notes and subordinated Indebtedness for an aggregate price not in excess of (A) $150,000,000 less (B) the amount of Restricted Payments made from and after the Amendment No. 2 Effective Date pursuant to clause (v) of Section 6.06(a)”.

(k) Section 6.12 (Interest Coverage Ratio) of the Credit Agreement is hereby amended as follows:

(i) by deleting the period “October 1, 2011 through September 30, 2013” and the corresponding ratio “2.25 to 1.00”; and

(ii) by replacing the ratio “2.50 to 1.00” which corresponds to the period labeled “Thereafter” with “2.25 to 1.00”.

(l) Section 6.13 (Maximum Leverage Ratio) of the Credit Agreement is hereby amended as follows:

(i) by replacing the period “October 1, 2011 through September 30, 2013” with the period “October 1, 2011 through December 31, 2014”; and

(ii) by replacing the ratio “5.00 to 1.00” which corresponds to the period labeled “Thereafter” with “5.25 to 1.00”.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Parent, the Borrower and each Subsidiary Guarantor hereby represents and warrants to each of the Lenders, the Administrative Agent, the Issuing Banks and the Collateral Agent that, after giving effect to this Amendment:

(a) The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

(b) No Default or Event of Default has occurred and is continuing.

(c) None of the Security Documents in effect on the Amendment Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party as a result of this Amendment. The Guarantees created under such Security Documents will continue to guarantee the Obligations to the same extent as they guaranteed the Obligations immediately prior to the Amendment Effective Date. The Liens created under such Security Documents will continue to secure the Obligations, and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Amendment Effective Date.

SECTION 4. Effectiveness. This Amendment shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Amendment Effective Date”):

(a) The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of Parent, the Borrower, each Subsidiary Guarantor and the Required Lenders.

(b) The Administrative Agent shall have received payment from the Borrower, for the account of each Non-Extended Funded Term Loan Lender and Extended Term Loan Lender that shall have unconditionally and irrevocably delivered to the Administrative Agent (or its counsel) its executed signature page to this Amendment at or prior to 12:00 p.m., noon, New York City time, on November 20, 2012, an amendment fee in an amount equal to 0.20% of the aggregate outstanding principal amount of such Lender’s Non-Extended Funded Term Loans and Extended Term Loans, as the case may be, in each case as of the Amendment Effective Date. Such fees shall be payable in immediately available funds and, once paid, shall not be refundable in whole or in part.

(c) The Administrative Agent shall have received all other Fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with the transactions contemplated hereby or under any other Loan Document.

The Administrative Agent shall notify the parties hereto of the Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 5. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or any other Secured Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit

Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

(b) After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

(c) This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Reaffirmation. Each of Parent, the Borrower and each of the Subsidiary Guarantors identified on the signature pages hereto (collectively, Parent, the Borrower and such Subsidiary Guarantors, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Amendment and the transactions contemplated hereby, and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.

SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the Loan Documents (including the preparation of this Amendment), including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission (e.g., “pdf”) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment, and, once delivered, may not be withdrawn or revoked unless the Amendment fails to become effective in accordance with its terms on or prior to December 31, 2012.

SECTION 9. No Novation. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or any Loan Party under any other Loan Document from any of its obligations and liabilities thereunder. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith.

SECTION 10. Governing Law. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

By:	/s/ W. Larry Cash
Name:	W. Larry Cash
Title:	Executive Vice President and Chief Financial Officer

COMMUNITY HEALTH SYSTEMS, INC.,

By:	/s/ W. Larry Cash
Name:	W. Larry Cash
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent, Collateral Agent, Swingline Lender and an Issuing Bank,

by
/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

by
/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

[Signature Page to Amendment No. 2 to

Credit Agreement of CHS/Community Health Systems, Inc.]

WELLS FARGO BANK, N.A., individually and as an Issuing Bank,

by
/s/ Andrea S. Chen
Name: Andrea S. Chen
Title: Director

[Signature Page to Amendment No. 2 to

Credit Agreement of CHS/Community Health Systems, Inc.]

Abilene Hospital LLC

Abilene Merger LLC

Affinity Health Systems, LLC

Affinity Hospital, LLC

Anna Hospital Corporation

Berwick Hospital Company, LLC

Big Bend Hospital Corporation

Big Spring Hospital Corporation

Birmingham Holdings II, LLC

Birmingham Holdings, LLC

Blue Island Hospital Company, LLC

Blue Island Illinois Holdings, LLC

Bluefield Holdings, LLC

Bluefield Hospital Company, LLC

Bluffton Health System, LLC

Brownsville Hospital Corporation

Brownwood Medical Center, LLC

Bullhead City Hospital Corporation

Bullhead City Hospital Investment Corporation

Carlsbad Medical Center, LLC

Centre Hospital Corporation

CHHS Holdings, LLC

CHS Kentucky Holdings, LLC

CHS Pennsylvania Holdings, LLC

CHS Virginia Holdings, LLC

CHS Washington Holdings, LLC

Clarksville Holdings, LLC

Cleveland Hospital Corporation

Cleveland Tennessee Hospital Company, LLC

Clinton Hospital Corporation

Coatesville Hospital Corporation

College Station Medical Center, LLC

College Station Merger, LLC

Community GP Corp.

Community Health Investment Company, LLC

Community LP Corp.

by
/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

[Signature Page to Amendment No. 2 to

Credit Agreement of CHS/Community Health Systems, Inc.]

CP Hospital GP, LLC

CPLP, LLC

Crestwood Hospital LP, LLC

Crestwood Hospital, LLC

CSMC, LLC

CSRA Holdings, LLC

Deaconess Holdings, LLC

Deaconess Hospital Holdings, LLC

Deming Hospital Corporation

Desert Hospital Holdings, LLC

Detar Hospital, LLC

DHFW Holdings, LLC

DHSC, LLC

Dukes Health System, LLC

Dyersburg Hospital Corporation

Emporia Hospital Corporation

Evanston Hospital Corporation

Fallbrook Hospital Corporation

Foley Hospital Corporation

Forrest City Arkansas Hospital Company, LLC

Forrest City Hospital Corporation

Fort Payne Hospital Corporation

Frankfort Health Partner, Inc.

Franklin Hospital Corporation

Gadsden Regional Medical Center, LLC

Galesburg Hospital Corporation

Granbury Hospital Corporation

Granite City Hospital Corporation

Granite City Illinois Hospital Company, LLC

Greenville Hospital Corporation

GRMC Holdings, LLC

Hallmark Healthcare Company, LLC

Hobbs Medco, LLC

Hospital of Barstow, Inc.

Hospital of Fulton, Inc.

Hospital of Louisa, Inc.

Hospital of Morristown, Inc.

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 2 to

Credit Agreement of CHS/Community Health Systems, Inc.]

Jackson Hospital Corporation

Jackson Hospital Corporation

Jourdanton Hospital Corporation

Kay County Hospital Corporation

Kay County Oklahoma Hospital Company, LLC

Kirksville Hospital Company, LLC

Lakeway Hospital Corporation

Lancaster Hospital Corporation

Las Cruces Medical Center, LLC

Lea Regional Hospital, LLC

Lexington Hospital Corporation

Longview Clinic Operations Company, LLC

Longview Merger, LLC

LRH, LLC

Lutheran Health Network of Indiana, LLC

Marion Hospital Corporation

Martin Hospital Corporation

Massillon Health Community System, LLC

Massillon Health System, LLC

Massillon Holdings, LLC

McKenzie Tennessee Hospital Company, LLC

McNairy Hospital Corporation

MCSA, L.L.C.

Medical Center of Brownwood, LLC

Merger Legacy Holdings, LLC

MMC of Nevada, LLC

Moberly Hospital Company, LLC

MWMC Holdings, LLC

Naticoke Hospital Company, LLC

National Healthcare of Leesville, Inc.

National Healthcare of Mt. Vernon, Inc.

National Healthcare of Newport, Inc.

Navarro Regional, LLC

NC-DSH, LLC

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 2 to

Credit Agreement of CHS/Community Health Systems, Inc.]

Northampton Hospital Company, LLC

Northwest Arkansas Hospitals, LLC

Northwest Hospital, LLC

NOV Holdings, LLC

NRH, LLC

Oak Hill Hospital Corporation

Oro Valley Hospital, LLC

Palmer-Wasilla Health System, LLC

Payson Hospital Corporation

Peckville Hospital Company, LLC

Pennsylvania Hospital Company, LLC

Phillips Hospital Corporation

Phoenixville Hospital Company, LLC

Pottstown Hospital Company, LLC

QHG Georgia Holdings II, LLC

QHG Georgia Holdings, Inc.

QHG of Bluffton Company, LLC

QHG of Clinton County, Inc.

QHG of Enterprise, Inc.

QHG of Forrest County, Inc.

QHG of Fort Wayne Company, LLC

QHG of Hattiesburg, Inc.

QHG of Massillon, Inc.

QHG of South Carolina, Inc.

QHG of Spartanburg, Inc.

QHG of Springdale, Inc.

QHG of Warsaw Company, LLC

Quorum Health Resources, LLC

Red Bud Hospital Corporation

Red Bud Illinois Hospital Company, LLC

Regional Hospital of Longview, LLC

River Region Medical Corporation

Roswell Hospital Corporation

Ruston Hospital Corporation

Ruston Louisiana Hospital Company, LLC

SACMC, LLC

Salem Hospital Corporation

San Angelo Community Medical Center, LLC

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 2 to

Credit Agreement of CHS/Community Health Systems, Inc.]

San Angelo Medical, LLC

San Miguel Hospital Corporation

Scranton Holdings, LLC

Scranton Hospital Company, LLC

Scranton Quincy Holdings, LLC

Scranton Quincy Hospital Company, LLC

Shelbyville Hospital Corporation

Siloam Springs Arkansas Hospital Company, LLC

Siloam Springs Holdings, LLC

Southern Texas Medical Center, LLC

Spokane Valley Washington Hospital Company, LLC

Spokane Washington Hospital Company, LLC

Tennyson Holdings, LLC

Tomball Texas Holdings, LLC

Tomball Texas Hospital Company, LLC

Tooele Hospital Corporation

Triad Health Care Corporation

Triad Holdings III, LLC

Triad Holdings IV, LLC

Triad Holdings V, LLC

Triad Nevada Holdings, LLC

Triad of Alabama, LLC

Triad of Oregon, LLC

Triad-ARMC, LLC

Triad-El Dorado, Inc.

Triad-Navarro Regional Hospital Subsidiary, LLC

Tunhannock Hospital Company, LLC

VHC Medical, LLC

Vicksburg Healthcare, LLC

Victoria Hospital, LLC

Virginia Hospital Company, LLC

Warren Ohio Hospital Company, LLC

Warren Ohio Rehab Hospital Company, LLC

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 2 to

Credit Agreement of CHS/Community Health Systems, Inc.]

Watsonville Hospital Corporation

Waukegan Hospital Corporation

Waukegan Illinois Hospital Company, LLC

Weatherford Hospital Corporation

Weatherford Texas Hospital Company, LLC

Webb Hospital Corporation

Webb Hospital Holdings, LLC

Wesley Health System, LLC

West Grove Hospital Company, LLC

WHMC, LLC

Wilkes-Barre Behavioral Hospital Company, LLC

Wilkes-Barre Holdings, LLC

Wilkes-Barre Hospital Company, LLC

Williamston Hospital Corporation

Women & Children’s Hospital, LLC

Woodland Heights Medical Center, LLC

Woodward Health System, LLC

York Pennsylvania Holdings, LLC

York Pennsylvania Hospital Company, LLC

Youngstown Ohio Hospital Company, LLC

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 2 to

Credit Agreement of CHS/Community Health Systems, Inc.]

Brownwood Hospital, L.P.
By: Brownwood Medical Center, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

College Station Hospital, L.P.
By: College Station Medical Center, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

Longview Medical Center, L.P.
By: Regional Hospital of Longview, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

Navarro Hospital, L.P.
By: Navarro Regional, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 2 to

Credit Agreement of CHS/Community Health Systems, Inc.]

QHG Georgia, LP
By: QHG Georgia Holdings II, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

Victoria of Texas, L.P.
By: Detar Hospital, LLC
Its: General Partner

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 2 to

Credit Agreement of CHS/Community Health Systems, Inc.]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 2

TO CREDIT AGREEMENT OF

CHS/COMMUNITY HEALTH SYSTEMS, INC.

Name of Lender:

by

Name:
Title:

For any Lender requiring a second signature line:

by

Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]